COLUMBIA ACORN TRUST

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn SelectSM

ColumbiaSM Acorn International SelectSM

ColumbiaSM Thermostat FundSM

(the “Funds”)

Supplement dated November 19, 2007 to the
Prospectuses dated May 1, 2007

Effective immediately, paragraph five of the section in the Funds’ prospectuses entitled “FUND POLICY ON TRADING OF FUND SHARES” is replaced in its entirety with the following:

Purchases, redemptions and exchanges made through the Columbia Funds’ Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit does not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions, including rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. Purchases, redemptions and exchanges made by Columbia Thermostat Fund are also not subject to the two round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

For Columbia Acorn International And Columbia Acorn International Select, effective immediately, the following is added after the last bullet point in paragraph twelve of the section in these Funds’ prospectuses entitled “FUND POLICY ON TRADING OF FUND SHARES”:

•                                           the following retirement plan transactions:

•                                           payroll deduction contributions by retirement plan participants

•                                           transactions initiated by a retirement plan sponsor

•                                           certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions

INT-47/136874-1107